UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 13, 2017

RAYONIER ADVANCED MATERIALS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36285 (Commission File Number)	46-4559529 (I.R.S. Employer Identification No.)

1301 Riverplace Boulevard, Jacksonville, Florida 32207
 (Address of principal executive offices) (Zip Code)

(904) 357-4600
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 13, 2017, Rayonier Advanced Materials Inc. (the "Company") and Tembec Inc. ("Tembec") issued a press release announcing that they have received notification of clearance from Germany's Federal Cartel Office in connection with the previously disclosed proposed statutory arrangement under Section 192 of the Canada Business Corporations Act involving the acquisition by the Company of all of the outstanding shares of Tembec. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release entitled "Rayonier Advanced Materials and Tembec Announce Clearance from Germany's Federal Cartel Office" issued July 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 13, 2017

Rayonier Advanced Materials Inc. (Registrant)

By:                       /s/ Michael R. Herman
Name: Michael R. Herman
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release entitled "Rayonier Advanced Materials and Tembec Announce Clearance from Germany's Federal Cartel Office" issued July 13, 2017.